Acquisitions	12 Months Ended
Dec. 31, 2011
Note 5. ACQUISITIONS [Abstract]
Mergers, Acquisitions and Dispositions Disclosures [Text Block]
ACQUISITIONS

On April 28, 2011, the Company, through wholly-owned subsidiaries, acquired all of the stock of TV One for approximately $25.1 million, net of cash acquired of approximately $0.9 million.  In connection with the acquisition of TV One, in the second quarter of 2011, the Company also incurred approximately $0.8 million of fees and expenses, which have been recorded in SG&A in the accompanying statement of operations. TV One sells a complete range of video signal processing products for the professional audio/video and broadcast markets. TV One is included in the Company's TECH segment.

On March 21, 2011, the Company, through its wholly-owned subsidiary Huntair Middle East Holdings, Inc. ("Huntair"), acquired a forty-nine percent minority interest in Huntair Arabia for approximately $5.3 million. Huntair Arabia is an operating joint venture between the Company and Alessa Advanced Projects Company ("Alessa") in Saudi Arabia that was formed for purposes of trading, manufacturing, supplying, installing, and servicing commercial air conditioning and commercial air handling units in Saudi Arabia and certain other regions. The Company does not have a controlling financial interest and, therefore, is accounting for this investment under the equity method of accounting within the CAS segment. In connection with its investment in Huntair Arabia, Huntair issued a 10 year note to Alessa for approximately $5.3 million. The note does not bear interest. Therefore, the Company has recorded the note net of discount of approximately $0.6 million on its accompanying consolidated balance sheet at December 31, 2011. For 2011, income from Huntair Arabia was not material to the Company's results of operations.

On December 17, 2010, the Company acquired all of the outstanding stock of Ergotron, Inc. (“Ergotron"). Ergotron is a designer, manufacturer and marketer of innovative, ergonomic mounting and mobility products for computer monitors, notebooks and flat panel displays in the United States and other parts of the world. The purchase price was approximately $299.6 million, consisting of cash payments totaling approximately $295.6 million, of which approximately $5.8 million was paid in 2011, and an estimated payable to the sellers of approximately $4.0 million related to the remaining reimbursement of federal and state tax refunds due to Ergotron for the pre-acquisition period in 2010.
The Company selected December 31, 2010 as the date to record the acquisition of Ergotron as the effect of using December 31, 2010, instead of December 17, 2010, was not material to the Company's financial condition or results of operations for 2010. Accordingly, the accompanying consolidated statement of operations for 2010 does not include any activity related to Ergotron for the period from December 18, 2010 to December 31, 2010.

The excess of the purchase price paid over the fair value of Ergotron's net assets is recorded as goodwill, which is primarily attributable to opportunities for growth and profitability, as well as diversification of the Company's exposure to the commercial, healthcare and education markets. Goodwill associated with the acquisition of Ergotron was recorded in the DMS segment, and the Company does not believe that any of the goodwill will be deductible for tax purposes (see Note 4, "Summary of Significant Accounting Policies").

The following is a summary of the purchase price allocation based on estimates of the fair value of assets and liabilities acquired (amounts in millions):

Purchase price allocation:
Historical net assets of Ergotron (1)	$41.9
Increase in intangible assets to fair value	192.0
Increase in property and equipment to fair value	4.1
Increase in inventories to fair value	7.3
Other fair value adjustments, net	1.6
Prepaid and deferred income taxes, net	(78.7)
Goodwill	131.4
Purchase price	$299.6

(1)
Includes current assets of approximately $69.0 million (including approximately $13.8 million of cash), property and equipment of approximately $12.2 million, intangible assets of approximately $0.4 million, other long-terms assets of approximately $0.6 million, current liabilities of approximately $(38.8) million and other long-term liabilities of approximately $(1.5) million.

The total fair value of intangible assets was approximately $192.4 million. The Company determined that all of the intangible assets were subject to amortization, and that they will have no residual value at the end of the amortization periods. The following is a summary of the estimated fair values by intangible asset class, and the estimated weighted average amortization period (amounts in millions, except for useful lives):

	Fair Value	Weighted Average Useful Lives
Trademarks	$17.6	20.0
Developed Technology	18.7	13.0
Customer relationships	140.5	19.3
Others	15.6	6.1
	$192.4	17.7

Due to revisions to the preliminary estimate of fair value, which primarily related to intangible assets, net of deferred tax consequences, as well as other deferred tax adjustments, the preliminary goodwill allocation related to Ergotron increased by approximately $1.4 million from $130.0 million at December 31, 2010 to approximately $131.4 million at December 31, 2011.

In connection with the acquisition of Ergotron, the Company also incurred approximately $2.2 million of fees and expenses, which have been recorded in SG&A in the accompanying consolidated statement of operations for 2010.

The unaudited pro forma net sales, (net loss) and basic and diluted (loss) per share for the Company as a result of the acquisition of Ergotron for 2010 were approximately $2.1 billion, $(21.4) million, $(1.43) per share and $(1.43) per share, respectively. These amounts were determined assuming that the acquisition of Ergotron had occurred on January 1, 2010 and include the historical results of Ergotron for the year ended December 31, 2010 as well as pro forma adjustments to reflect (i) increased depreciation and amortization expense of approximately $18.6 million from the acquisition fair value adjustments, including approximately $7.3 million related to inventory fair value amortization, (ii) increased interest expense of approximately $25.3 million related to the amounts borrowed to fund the acquisition and (iii) other pro forma adjustments that the Company considered appropriate related to the acquisition of Ergotron. The transaction costs of approximately $2.2 million related to the acquisition of Ergotron for 2010 have been excluded from the unaudited pro forma net loss and basic and diluted loss per share. These pro forma amounts are not necessarily indicative of the amounts that would have been achieved had the acquisition taken place as of January 1, 2010, nor are they necessarily indicative of the results for future periods. The Company does not consider pro forma financial information for 2009 to be meaningful as a result of the Company's adoption of fresh-start accounting in 2009.

On July 6, 2010, the Company, through its wholly-owned subsidiary, Linear LLC acquired all of the issued and outstanding membership interests of Skycam, LLC (“Luxor”) for approximately $9.1 million (utilizing approximately $7.9 million of cash and issuing an unsecured 4% subordinated note in the amount of $1.2 million).  Luxor is an on-line retailer and distributor of security cameras and digital video recorders.

Pro forma results related to the acquisitions of TV One and Luxor have not been presented, as the effect is not significant to the Company’s consolidated operating results.

The acquisitions of TV One, Ergotron and Luxor contributed approximately $226.5 million to net sales and approximately $19.6 million (which includes depreciation and amortization expense of approximately $25.1 million, including approximately $7.5 million relating to the amortization of fair value allocated to inventory) to operating earnings for 2011.

Contingent consideration of approximately $1.3 million was paid in the first quarter of 2010 related to the acquisition of certain entities.  The Company does not anticipate paying any further contingent consideration for completed acquisitions as of December 31, 2011.